EXHIBIT 10.2.1


                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "Agreement") is dated as of March 11, 2004, among LMIC, Inc., a Delaware corporation (the "Company"), and the purchasers identified on the signature pages hereto (each, including its successors and assigns, a "Purchaser" and collectively the "Purchasers").

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agrees as follows:


                                    ARTICLE I
                                   DEFINITIONS

         1.1  Definitions.  In addition to the terms  defined  elsewhere in this
Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Debentures (as defined herein), and (b) the following terms have the meanings indicated in this Section 1.1:

                  "Action"  shall  have the  meaning  ascribed  to such  term in
         Section 3.1(j).

                  "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

                  "Capital Shares" means the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

                  "Capital Shares Equivalents" means any securities, rights or obligations that are convertible into or exchangeable for or give any right to subscribe for or purchase, directly or indirectly, any Common Stock or any warrants, options or other rights to subscribe for or purchase, directly or indirectly, Common Stock or any such convertible or exchangeable securities.

                  "Closing" means the closing of the purchase and sale of the Securities pursuant to Section 2.1.


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                  "Closing   Date"  means  the  Trading  Day  when  all  of  the
         Transaction   Documents   have  been  executed  and  delivered  by  the
         applicable parties thereto, and all conditions precedent to the Purchasers' obligations to pay the Subscription Amount have been satisfied or waived.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Stock" means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock shall hereinafter have been reclassified into.

                  "Company Counsel" means Willkie Farr & Gallagher LLP.

                  "Custodial Agent" shall have the meaning set forth in the Custodial Agreement.

                  "Custodial   Agreement"   means  the  Custodial  and  Security
         Agreement in substantially the form of Exhibit E hereto executed and delivered contemporaneously with this Agreement.

                  "Debentures" means, the 4.0% Secured Convertible Debentures due 30 months from their date of issuance, issued by the Company to the Purchasers hereunder, in the form of Exhibit A.

                  "Disclosure Schedules" shall have the meaning ascribed to such term in Section 3.1 hereof.

                  "Effective Date" means the date that the initial Registration Statement filed by the Company pursuant to the Registration Rights Agreement is first declared effective by the Commission.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "FW" means Feldman Weinstein LLP with offices at 420 Lexington Avenue, Suite 2620, New York, New York 10170-0002.

                  "GAAP" shall have the meaning ascribed to such term in Section 3.1(h) hereof.

                  "Knowledge" means the following: a Person other than a natural person will be deemed to have Knowledge of a particular fact or other matter if any natural person who is serving as a director or executive officer of such Person either (a) has actual knowledge of a particular fact or matter, or (b) at the time in question would, based on such director's or executive officer's position and title, reasonably be expected to have had, actual knowledge of such particular fact or matter.

                  "Liens"  shall  have  the  meaning  ascribed  to such  term in
         Section 3.1(a) hereof.



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


                  "Losses"   means  any  and  all   losses,   claims,   damages,
         liabilities,   settlement  costs  and  expenses,   including  costs  of
         preparation and reasonable attorneys' fees.

                  "Material Adverse Effect" shall have the meaning assigned to such term in Section 3.1(b) hereof.

                  "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "Proceeding" means an action, claim, suit, investigation or proceeding (including an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                   "Registration Rights Agreement" means the Registration Rights
         Agreement,   dated  the  Closing  Date,   among  the  Company  and  the
         Purchasers, in the form of Exhibit B.

                  "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering, among other things, the resale of the Underlying Shares by each Purchaser as provided for in the Registration Rights Agreement.

                  "Required Approvals" shall have the meaning ascribed to such term in Section 3.1(e) hereof.

                  "Required Minimum" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise or conversion in full of all Warrants and Debentures, ignoring any conversion or exercise limits set forth therein, and assuming that interest is paid in shares of Common Stock based on a conversion price equal to the Set Price.

                  "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "SEC Reports" shall have the meaning  ascribed to such term in
         Section 3.1(h) hereof.

                  "Securities" means the Debentures, the Warrants and the Underlying Shares.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Set Price" shall have the meaning ascribed to such term in the Debentures.



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


                  "Subscription Amount" means, as to each Purchaser, the aggregate amount to be paid by such Purchaser for the Debentures and Warrants purchased hereunder at the Closing as specified below such Purchaser's name on the signature page of this Agreement and next to the heading "Subscription Amount", in United States Dollars and in
         immediately   available  funds,  but  excluding  the  exercise  of  the
         Warrants.

                  "Subsidiary" means each direct and indirect subsidiary of the Company as set forth on Schedule 3.1(a) attached hereto.

                  "Trading Day" means any day during which the Trading Market shall be open for business.

                  "Trading Market" means initially the OTC Bulletin Board, and shall also include the NASDAQ Small-Cap Market, the American Stock Exchange, the New York Stock Exchange, or the NASDAQ National Market, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

                  "Transaction Documents" means this Agreement, the Debentures, the Warrants, the Registration Rights Agreement and the Custodial Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

                  "Underlying Shares" means the shares of Common Stock issuable upon conversion of the Debentures and upon exercise of the Warrants and issued and issuable in lieu of the cash payment of interest on the Debentures.

                  "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:00 p.m. Eastern Time); (b) if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported prior to the day in question; or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers and reasonably acceptable to the Company.

                  "Warrants"  means   collectively  the  Common  Stock  purchase
         warrants, in the form of Exhibit C delivered to the Purchasers at the Closing in accordance with Section 2.2 hereof.

                  "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.



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


         1.2 Interpretation. Unless the context otherwise requires, the terms defined in this Article 1 shall have the meanings herein specified for all purposes of this Agreement and in the other Transaction Documents, applicable to both the singular and plural forms of any of the terms defined herein. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in the Transaction Documents, they shall be deemed to be followed by the words "without limitation." The use of any gender in the Transaction Documents shall be deemed to include the neuter, masculine and feminine genders wherever necessary or appropriate.


                                   ARTICLE II
                                PURCHASE AND SALE

         2.1 Closing. On the Closing Date, and upon the terms and subject to the conditions set forth herein, the Company hereby sells, and each Purchaser severally and not jointly with the other Purchasers, hereby purchases a principal amount of the Debentures equal to the Subscription Amount set forth on such Purchaser's signature page and Warrants for a number of Warrant Shares set forth on such Purchaser's signature page for a purchase price equal to the Subscription Amount set forth on such Purchaser's signature page. The Closing shall occur at the offices of the Custodial Agent, or such other location as the parties shall mutually agree.

         2.2      Conditions to Closing.

                  (a) At or prior to the Closing Date the Company shall deliver or cause to be delivered to the Custodial Agent for the benefit of each Purchaser the following:

                           (i) a Debenture in the principal amount equal to such
                  Purchaser's Subscription Amount, registered in the name of such Purchaser;

                           (ii) a  Warrant  in the form of  Exhibit  C  attached
                  hereto;

                           (iii) the legal  opinion  of  Company  Counsel in the
                  form  of  Exhibit  D  attached   hereto,   addressed   to  the
                  Purchasers;

                           (iv) the Registration  Rights Agreement duly executed
                  by the Company;

                           (v) the  Custodial  Agreement  duly  executed  by the
                  Company; and

                           (vi) this Agreement, duly executed by the Company.

                  (b) At or prior to the Closing, each Purchaser shall deliver or cause to be delivered to the Custodial Agent the following:

                           (i) such Purchaser's Subscription Amount by wire transfer of immediately available funds;

                           (ii) this Agreement, duly executed by such Purchaser;



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


                           (iii) the Custodial  Agreement  duly executed by such
                  Purchaser; and

                           (iv) the Registration  Rights Agreement duly executed
                  by such Purchaser.

                  (c) All representations and warranties of the other parties contained herein shall remain true and correct as of the Closing Date and all covenants of the other party shall have been performed if due prior to such date.

                  (d) From the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Purchasers, makes it impracticable or inadvisable to purchase the Debentures at the Closing.


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         3.1 Representations and Warranties of the Company. Except as set forth under the corresponding section of the disclosure schedules delivered to the Purchasers concurrently herewith (the "Disclosure Schedules") which Disclosure Schedules shall be deemed a part hereof or except as set forth in the SEC Reports, the Company hereby makes the representations and warranties set forth below to each Purchaser.

                  (a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction on ownership (collectively, "Liens"), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. If the Company has no Subsidiaries, then references in the Transaction Documents to the Subsidiaries shall be disregarded.

                  (b) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and



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


         assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate: (i) adversely affect the legality, validity or enforceability of any Transaction Document, (ii) have or result in or be reasonably likely to have or result in a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (i), (ii) or (iii), a "Material Adverse Effect").

                  (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations in all material respects hereunder or thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company other than the Required Approvals. Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and general principles of equity. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents.

                  (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not:
         (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) subject to obtaining the Required Approvals, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) assuming that the representations made by each of the Purchasers in Section 3.2 are true and correct, result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws



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


         and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses
         (ii) and (iii), such as would not, individually or in the aggregate, have or result in a Material Adverse Effect.

                  (e) Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filings or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than
         (i) the press release or filings required under Section 4.7, (ii) the filing with the Commission of the Registration Statement, (iii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Debentures and Warrants and the listing of the Underlying Shares for trading thereon in the time and manner required thereby and (iv) the filing of Form D with the Commission and applicable Blue Sky filings (collectively, the "Required Approvals").

                  (f) Issuance of the Securities. The Securities are duly authorized and when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares at least equal to the Required Minimum on the date hereof. The Company has not, and to the Knowledge of the Company, no Affiliate of the Company has sold, offered for sale or solicited offers to buy or otherwise negotiated in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

                  (g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company is set forth in the Disclosure Schedules attached hereto. No securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and



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


         nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. Except as disclosed in the SEC Reports, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the Knowledge of the Company, between or among any of the Company's stockholders.

                  (h) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since July 17, 2003 (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The Company has identified and made available to the Purchasers a copy of all SEC Reports filed within the 10 days preceding the date hereof. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports, as at their respective dates and for the periods shown therein, comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

                  (i) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports: (i) there has been no event, occurrence or development that has had or that could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its accounting principles or the identity of its auditors,
         (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its



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


         capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option or similar plans.

                  (j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the Knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which: (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. The Company does not have pending before the Commission any request for confidential treatment of information. There has not been, and to the Knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

                  (k) Compliance. Neither the Company nor any Subsidiary: (i) is in material default under or in material violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, except in each case as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

                  (l) Labor Relations. No material labor dispute exists or, to the Knowledge of the Company, is imminent with respect to any of the employees of the Company.

                  (m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (n) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in material compliance.

                  (o) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the Knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

                  (p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. To the Company's Knowledge, such insurance contracts and policies are accurate and complete. Neither the Company nor any Subsidiary has any reason to believe it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

                  (q) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the Knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  (r) Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosures controls and procedures (or caused such disclosure controls and procedures to be designed under its supervision) to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-K or 10-Q, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's disclosure controls and procedures as of the end of the period covered by the Form 10-Q for the quarter ended September 30, 2003 (such date, the "Evaluation Date"). The Company presented in the Form 10-Q for the quarter ended September 30, 2003 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's Knowledge, in other factors that would reasonably be expected to significantly affect the Company's internal controls.

                  (s) Solvency/Indebtedness. Based on the financial condition of the Company as of the Closing Date and assuming that the transactions contemplated by the Transaction Documents occur: (i) the fair saleable value of the Company's assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature;
         (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The SEC Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness (as defined below) of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations, whether or not the same are or should be reflected in the Company's balance sheet or the notes thereto, except guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business, and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

                  (t) Certain Fees. Except as set forth in Schedule 3.1(t), no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial adviser or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, and the Company has not taken any action that would cause any Purchaser to be liable for any such fees or commissions. The Company agrees that the Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of any Person for fees of the type contemplated by this Section with the transactions contemplated by this Agreement.

                  (u) Private Placement. Assuming the accuracy of the representations and warranties of the Purchasers set forth in Sections 3.2(b)-(e), the offer, issuance and sale of the Securities to the Purchasers as contemplated hereby are exempt from the registration requirements of the Securities Act. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

                  (v) Listing and Maintenance Requirements. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its Knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

                  (w) Registration Rights. Other than as set forth in the Registration Rights Agreement and the Disclosure Schedules, the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

                  (x) Application of Takeover  Protections.  The Company and its
         Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or would become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including as a result of the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

                  (y) Seniority. As of the Closing Date, no indebtedness of the Company is senior to the Debentures in right of payment.

                  (z) Disclosure.  The Company  confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that, as of the date hereof, constitutes material, nonpublic information. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. The Disclosure Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

                  (aa) Tax Status. The Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has in accordance with GAAP set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid or accounted for all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has in accordance with GAAP set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statue or local tax. None of the Company's tax returns is presently being audited by any taxing authority.

                  (bb) Acknowledgment Regarding Purchasers' Purchase of Securities. The Company acknowledges and agrees that the Purchasers are acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial adviser or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made to the Company by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Purchasers' purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

                  (cc) No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor, to the Knowledge of the Company, any of its directors or officers: (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation
         D) or general advertising with respect to the sale of the Debentures or the Warrants, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Debentures, the Underlying Shares or the Warrants under the Securities Act or made any "directed selling efforts" as defined in Rule 902 of Regulation S.

                  (dd) No Disagreements with Accountants. There are no disagreements of any kind presently existing between the accountants formerly or presently employed by the Company, and the Company is current with respect to any fees owed to its accountants.

                  (ee) Form SB-2 Eligibility. The Company is eligible to register the Underlying Shares for resale by the Purchasers on Form SB-2 promulgated under the Securities Act.

                  (ff) Foreign Corrupt Practices. Neither the Company, nor to the Knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity,
         (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or
         (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

                  (gg) Accountants. To the Company's Knowledge, DDK & Company LLP, the Company's accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company's next Annual Report on Form 10-K, are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

         3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants to the Company as follows:

                  (a) Organization;  Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by such Purchaser of the Securities hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement, the Custodial Agreement and the Registration Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

                  (b) Investment Intent. Such Purchaser understands and acknowledges that none of the Securities have been registered under the Securities Act. Such Purchaser is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Securities for any period of time. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities (this representation and warranty not limiting such Purchaser's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws.)

                  (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants or converts any Debentures, or receives payments of principal or interest in shares of Common Stock on such Debenture, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act (an "Accredited Investor"). Such Purchaser has not been formed solely for the purpose of acquiring the Securities. Such Purchaser is not a registered broker-dealer under
         Section 15 of the Exchange Act.

                  (d) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment. Such Purchaser has been furnished access to such information and documents as it has requested and has been afforded an opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of this Agreement and the purchase of the Securities contemplated hereby.

                  (e) General Solicitation; Investigation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  (f) Certain Fees. No brokerage or finder's fees or commissions are or will be payable by such Purchaser to any broker, financial adviser or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, and such Purchaser has not taken any action that would cause the Company to be liable for any such fees or commissions. Such Purchaser agrees that the Company shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of any Person for fees of the type contemplated by this Section with the transactions contemplated by this Agreement.


                                   ARTICLE IV
                         OTHER AGREEMENTS OF THE PARTIES

         4.1      Transfer Restrictions.

                  (a) The Securities may only be disposed of in compliance with state and federal securities laws and, unless such transfer is pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144, may only be transferred to an Accredited Investor. In connection with any transfer of Securities other (i) than pursuant to an effective registration statement or Rule 144 (provided, as to any transfers pursuant to Rule 144, reasonable and customary documentation is provided to the Company by the holder thereof), or
         (ii) to the Company, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee (other than a transferee in a transfer pursuant to clause (i) of the preceding sentence) shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

                  (b) Each Purchaser agrees to the imprinting, so long as is required by this Section 4.1(b), of the following legend on any certificate evidencing Securities:

         [NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [EXERCISABLE] [CONVERTIBLE]] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF

         WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. [THE TRANSFER OF THIS SECURITY [AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY] ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH HEREIN.] THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

                  The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith; provided, however, that such pledgee, secured party, or other transferee shall be required to comply with the terms of the last sentence of Section 4.1(a). Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder. Any such pledgee shall otherwise be bound by the provisions of this Agreement.

                  (c) Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Underlying Shares pursuant to Rule 144, or (iii) if such Underlying Shares are eligible for sale under Rule 144(k); provided, however, in connection with the issuance of the Underlying Shares, each Purchaser, severally and not jointly with the other Purchasers, hereby agrees to adhere to and abide by all prospectus delivery requirements under the Securities Act and rules and regulations of the Commission. The Company shall cause its counsel to issue direction to the Company's transfer agent promptly after the Effective Date if required by the Company's transfer agent to effect the removal of the legend hereunder. If all or any portion of a Debenture or Warrant is converted or exercised (as applicable) at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144(k) then such Underlying Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than five Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Underlying Shares issued with a restrictive legend (such fifth Trading Day, the "Legend Removal Date"), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

                  (d) In addition to such Purchaser's other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $5,000 of Underlying Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Company's transfer agent) delivered for removal of the restrictive legend and subject to this Section 4.1(c), $25 per Trading Day (increasing to $50 per Trading Day 3 Trading Days after such damages have begun to accrue) for each Trading Day after the second Trading Date after the applicable Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit such Purchaser's right to pursue actual damages for the Company's failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. Notwithstanding anything herein to the contrary, liquidated damages hereunder that accrue as to any delivered Shares or Warrant Shares shall not be payable to a Purchaser to the extent that the Purchaser has previously demanded, as to such Securities, liquidated damages pursuant to Section 4(b)(ii) of the Debenture or "buy-in" compensation pursuant to Section 4(b)(iii) of the Debenture or "buy-in" compensation pursuant to Section 3(a) of the Warrant, each as the case may be.

         4.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

         4.3 Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act; provided, however, that such obligation shall cease at such time as Purchaser is eligible to sell such Securities pursuant to Rule 144(k). The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

         4.4 Integration. The Company shall not, and shall use best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the

Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

         4.5      Reservation and Listing of Securities.

                  (a) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

                  (b) If, on any date,  the number of  authorized  but  unissued
         (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors of the Company shall use commercially reasonable efforts to amend the Company's certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time, as soon as possible and in any event not later than the 75th day after such date.

                  (c) The Company shall, if applicable: (i) in the time and manner required by the Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps reasonably necessary to cause such shares of Common Stock to be approved for listing on the Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing, and (iv) maintain the listing of such Common Stock on any date at least equal to the Required Minimum on such date on such Trading Market or another Trading Market.

         4.6 Conversion and Exercise Procedures. The form of Notice of Exercise included in the Warrants and the form of Notice of Conversion included in the Debentures set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants or convert the Debentures (provided, as to any transfers pursuant to Rule 144, the Company may request of the holder thereof reasonable and customary documentation usually required for such transactions). No additional legal opinion or other information or instructions shall be required of the Purchasers to exercise their Warrants or convert their Debentures (provided, as to any transfers pursuant to Rule 144, the Company may request of the holder thereof reasonable and customary documentation usually required for such transactions). The Company shall honor exercises of the Warrants and conversions of the Debentures and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

         4.7 Securities Laws Disclosure; Publicity. The Company shall, by 8:30 a.m. Eastern time on the Trading Day following the date of this Agreement, issue a press release or file a Current Report on Form 8-K reasonably acceptable to each Purchaser disclosing all material terms of the transactions contemplated hereby. The Company and the Purchasers shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, except as required by law, other than in any registration statement filed pursuant to the Registration Rights Agreement and filings related thereto, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide each Purchaser with prior notice of such disclosure.

         4.8 Non-Public Information. Other than a Subsequent Financing Notice pursuant to Section 4.13, the Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

         4.9      [RESERVED]

         4.10 Reimbursement. If any Purchaser becomes involved in its capacity as such in any Proceeding by a stockholder of the Company, solely as a result of such Purchaser's acquisition of the Securities under this Agreement and without causation by any other activity, obligation, condition or liability on the part of, or pertaining to such Purchaser and not to the purchase of Securities pursuant to this Agreement, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations (and limitations thereon) of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement except to the extent any provision of the Transaction Documents is breached.

         4.11 Shareholders Rights Plan. In the event that a shareholders rights plan is adopted by the Company, no claim will be made or enforced by the Company or any other Person that any Purchaser is an "Acquiring Person" under the plan or in any way could be deemed to trigger the provisions of such plan by virtue of receiving Securities under the Transaction Documents.

         4.12     [RESERVED].

         4.13 Participation in Future Financing. From the date hereof until 12 months after the Effective Date, upon any financing by the Company of its Capital Shares or Capital Shares Equivalents (a "Subsequent Financing"), each Purchaser shall have the right to participate in such Subsequent Financing for all or part of the Subsequent Financing up to the lesser of (a) the greater of
(i) the portion of the Subsequent Financing not subscribed for by the purchasers in the Vertical Ventures Financing (as defined below) pursuant to the preemptive rights granted to them in connection with the Vertical Ventures Financing and
(ii) a percentage of the Subsequent Financing equal to (A) the aggregate principal amount of all Debentures converted prior to the date of the Subsequent Financing ("Converted Principal Amount"), divided by (B) the sum of (I) the Converted Principal Amount and (II) the aggregate purchase price paid for the all of the units in the Vertical Ventures Financing and (b) 50% of such Subsequent Financing (such lesser amount, the "Participation Maximum"). At least 5 Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Purchaser a written notice of its intention to effect a Subsequent Financing ("Pre-Notice"), which Pre-Notice shall ask such Purchaser if it wants to review the details of such financing (such additionally notice, a "Subsequent Financing Notice"). Upon the request of a Purchaser, and only upon a request by such Purchaser, for a Subsequent Financing Notice, the Company shall promptly, but no later than 1 Trading Day after such request, deliver a Subsequent Financing Notice to such Purchaser. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Financing is proposed to be effected, and attached to which shall be a term sheet or similar document relating thereto. Each Purchaser shall have until 6:30 p.m. (New York City time) on the first Trading Day after all of the Purchasers have received the Pre-Notice to notify the Company in writing of their willingness to participate in the Subsequent Financing (the "Notice Deadline"). From and after the Notice Deadline, if the Purchasers' aggregate commitment to participate in the Subsequent Financing is less than the Participation Maximum, the Company may effect the uncommitted portion of the Participation Maximum on terms no less favorable to the Company than those set forth in the Subsequent Financing Notice. If the Company receives no notice from a Purchaser as of such 3rd Trading Day, or if a Purchaser fails to respond to a Pre-Notice within one Trading Day, such Purchaser shall be deemed to have notified the Company that it does not elect to participate. The Company must provide the Purchasers with a second Subsequent Financing Notice, and the Purchasers will again have the right of participation set forth above in this
Section 4.13, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within 60 Trading Days after the date of the initial Subsequent Financing Notice. In the event the Company receives responses to Subsequent Financing Notices from Purchasers seeking to purchase more than the Participation Maximum, each such Purchaser shall have the right to purchase their Pro Rata Portion (as defined below) of the Participation Maximum. "Pro Rata Portion" is the ratio of (x) the principal amount of Debentures purchased by a participating Purchaser to (y) the sum of the aggregate principal amount of Debentures issued hereunder to participating Purchasers. Notwithstanding anything to the contrary herein, this Section 4.13 shall not apply to the following (a) the granting of options to employees, officers and directors of the Company pursuant to any stock option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, or (b) the exercise of a Debenture or any other security issued by the Company in connection with the offer and sale of this Company's securities pursuant to this Agreement, or (c) the exercise of or conversion of any Capital Shares Equivalents issued and outstanding on the Closing Date, provided such securities have not been amended since the date hereof, or (d) the issuance of Capital Shares or Capital Share Equivalents in exchange for stock or assets of any other Person or (e) the private placement of up to 5 million units, each unit consisting of one share of Common Stock and a warrant to purchase one share of Common Stock at an exercise price of not less than $1.50 per share, subject to customary anti-dilution protection, with a price per unit of not less than $1.50 per share (the "Vertical Ventures Financing").

         4.14 Equal Treatment of Purchasers. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the same Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended to treat for the Company the Debenture holders as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.


                                    ARTICLE V
                                  MISCELLANEOUS

         5.1 Fees and Expenses. At the Closing, the Company has agreed to reimburse Omicron Master Trust ("Omicron") $35,000 for its legal fees and expenses incurred in connection with the Transaction documents ($15,000 of which has been received). Accordingly, in lieu of the foregoing payments, the Company, on the Closing Date, will direct that the aggregate amount that Omicron is to pay for the Debentures and Warrants at the Closing, be reduced by $20,000. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of any Securities.

         5.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature page attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day and an electronic confirmation of delivery is received by the sender, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) three Trading Days following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications are those set forth on the signature pages hereof, or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

         5.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign its rights under this Agreement and the Registration Rights Agreement to any Person to whom such Purchaser assigns or transfers any Securities.

         5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.11.

         5.8 Governing Law; Venue; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, borough of Manhattan (the "New York Courts"). Each party hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that the New York Courts are an improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereto hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to the Transaction Documents or the transactions contemplated thereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

         5.9 Survival. The representations and warranties contained herein shall survive the Closing and the delivery, exercise and/or conversion of the Securities, as applicable for the applicable statue of limitations.

         5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.
         5.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         5.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, in the case of a rescission of a conversion of a Debenture or exercise of a Warrant, the Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice.

         5.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested.

         5.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         5.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         5.16 Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the "Maximum Rate"), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser's election.

         5.17 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company through FW. FW does not represent all of the Purchasers but only Omicron. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.


                            (Signature Pages Follow)

         IN WITNESS  WHEREOF,  the parties  hereto  have caused this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


                                            LMIC, INC.

                                            By: /s/
                                                --------------------------------
                                            Name:  Luis P. Negrete
                                            Title: President & CEO

                                            Address for Notice:


                                            Attn:  Mary-Faith Boyer
                                            Tel:   240.264.8300
                                            Fax:   240.264.8200



                                            With a copy to:
                                            --------------
                                            (which shall not constitute notice)

                                            Willkie Farr & Gallagher LLP
                                            787 Seventh Avenue
                                            New York, NY 10019
                                            Attn:  Maurice M. Lefkort
                                            Tel:   (212) 728-8239
                                            Fax:   (212) 728-9239



                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGE FOR PURCHASER FOLLOWS]

                       [PURCHASER'S SIGNATURE PAGE - LMII]


         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

OMICRON MASTER TRUST                                Address for Notice:
                                                    ------------------
By: Omicron Capital L.P., as advisor                c/o Omicron Capital L.P.
By: Omicron Capital Inc., its general partner       810 Seventh Avenue, 39th Fl.
                                                    New York, NY 10019
                                                    Fax: (212) 803-5269
By: /s/                                             Attn:  Brian Daly
    -----------------------------
    Name:  Bruce Bernstein
    Title:


Subscription Amount:  $
Warrant Shares:
Tax Identification No.:

With a copy to:
--------------
(which shall not constitute notice)         Feldman Weinstein LLP
                                            420 Lexington Avenue
                                            New York, New York 10170
                                            Attn:  Robert F. Charron
                                            Tel:  (212) 869-7000
                                            Fax:  (212) 401-4741